EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Quarterly Report on Form 10-Q of Popeyes Louisiana Kitchen, Inc. (the “Corporation”) for the period ended July 13, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Interim Chief Financial Officer of the Corporation, certifies that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.
Date: August 20, 2014

/s/ Tony Woodard
Tony Woodard
Interim Chief Financial Officer
(Principal Financial and Accounting Officer)